Exhibit 99.1

RPC, Inc. Second Quarter 2022 Financial Summary and Corporate Overview July 27, 2022

FORWARD LOOKING STATEMENTS 2 Certain statements and information included in this discussion constitute "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including all statements that look forward in time or express management’s beliefs, ex pectations or hopes. These statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of RPC to be materially different from any future results, performance or achievements expressed or implied in such forward - looking statements, including ( i ) our belief that our second quarter financial results improved significantly as commodity prices and strong industry fundamentals encouraged our customers to increase their drilling and completion activities, (ii) our beli ef that these increased activities, coupled with an undersupply of oilfield equipment and crews, allowed us to improve our utilization and pri cing and generate strong financial results, (iii) our belief that as we enter the third quarter, market dynamics remain strong and we exp ect continued demand for our services, (iv) our belief that our favorable view of the intermediate - term operating environment and high equipme nt utilization allows us to allocate capital to maintain the capacity of our pressure pumping fleet to offset anticipated fleet requirements , ( v) our expectation that the refurbishment of an existing fleet will be activated in early 2023 and that a pressure pumping fleet will be deliver ed and paid for in the first half of 2023, and (vi) our confidence in our ability to generate strong cash flows . Such risks include changes in gene ral global business and economic conditions, including the continued economic impact caused by the COVID - 19 pandemic and fluctuations in prices of o il and natural gas; risks associated with collections of our accounts receivable from customers experiencing challenging business co ndi tions; drilling activity and rig count; risks of reduced availability or increased costs of both labor and raw materials used in providing ou r s ervices; the impact on our operations due to changes in regulatory and environmental laws; turmoil in the financial markets and the potential dif fic ulty to fund our capital needs; the actions of OPEC+ and the status of the war in Ukraine, which could impact drilling activity; adverse weath er conditions in oil and gas producing regions; competition in the oil and gas industry; an inability to implement price increases; risks of inter nat ional operations; and reliance upon large customers. Additional discussion of factors that could cause the actual results to differ materially from management’s projections, forecasts, estimates and expectations is contained in RPC's Form 10 - K for the year ended December 31, 2021.

RPC AT A GLANCE 3 • NAM Land – focused oilfield services provider that offers a variety of services to major and independent exploration and production customers • Long - term orientation with a proven ability to manage through numerous oilfield cycles. • Conservative balance sheet 0% 10% 20% 30% Total Debt to Enterprise Value As of 07.25.22 RES Peers * * LBRT, NEX, OIS, PTEN, PUMP

2nd Quarter 2022 Financial Highlights

RPC
An Oil & Gas Services Company

RPC INCORPORATED AND SUBSIDIARIES

CONSOLIDATED STATEMENTS OF OPERATIONS *(In thousands except per share data)*

	Three Months Ended			Six Months Ended	
Periods ended, (Unaudited)	**June 30, 2022**	March 31, 2022	June 30, 2021	**June 30, 2022**	June 30, 2021
REVENUES	**$ 375,507**	$ 284,624	$ 188,757	**$ 660,131**	$ 371,367
COSTS AND EXPENSES:					
Cost of revenues	**260,917**	208,837	145,789	**469,754**	292,012
SG&A expenses	**35,879**	36,240	29,403	**72,119**	59,998
Depreciation and amortization	**20,094**	19,466	17,896	**39,560**	35,669
Gain on disp. of assets, net	**(1,798)**	(2,954)	(3,111)	**(4,752)**	(4,571)
Operating profit (loss)	**60,415**	23,035	(1,220)	**83,450**	(11,741)
Interest expense	**(222)**	(178)	(103)	**(400)**	(483)
Interest income	**128**	15	14	**143**	32
Other income, net	**79**	504	616	**583**	1,123
Income (Loss) before income taxes	**60,400**	23,376	(693)	**83,776**	(11,069)
Income tax provision (benefit)	**13,461**	8,297	33	**21,758**	(681)
NET INCOME (LOSS)	**$ 46,939**	$ 15,079	$ (726)	**$ 62,018**	$ (10,388)
EARNINGS (LOSS) PER SHAI					
Diluted	**$ 0.22**	$ 0.07	$ 0.00	**$ 0.29**	$ (0.05)
WEIGHTED AVERAGE SHARES OUTSTANDING					
Diluted	**216,565**	216,242	213,009	**216,403**	212,970
EBITDA	**$ 80,588**	$ 43,005	$ 17,292	**$ 123,593**	$ 25,051

Second Quarter and YTD 2022

Compared to Prior Quarter

- Revenues increased 32%
- Net Income increased to $46.9 million compared to $15.1 million
- EBITDA increased 87%
- EPS increased by > 200%

Quarterly Dividend

- $0.02 quarterly dividend reinstated. First dividend since 2019.

4

BRONCO OILFIELD SERVICES · CUDD ENERGY SERVICES · CUDD PRESSURE CONTROL · BOOTS & COOTS FIREFIGHTING · WELL CONTROL CUDD · PATTERSON SERVICES INC · PATTERSON TUBULAR SERVICES · THRU TUBING SOLUTIONS · WCS WELL CONTROL SCHOOL

RPC'S POSITION IN THE NAM LAND MARKET

RPC — An Oil & Gas Services Company

RES LISTED NYSE

- RPC manages a broad portfolio of oilfield services. > 85% of RPC revenues are directed towards ***unconventional completions***
- The trends toward longer laterals and more completion stages increases the demand for RPC's services
- Largest presence in the Permian Basin, as well as legacy presences within natural gas-directed basins



RPC YTD Revenues by Basin
56%
10%
5%
5%
3%
17%
Permian
Mid Con
Eagle Ford
Marcellus / Utica
Haynesville / Fayetteville
Other (Int'l and GOM)



YTD U.S. Land Well Completions by Basin
46%
11%
10%
19%
6%
8%
Permian
Eagle Ford
Marcellus / Utica
Bakken / Niobrara
Haynesville / Fayetteville
Other

5

• 9 active horizontal fleets and 2 active vertical fleets at end of Q2 2022 • Permian Basin, Mid - Continent market presence • Currently refurbishing a legacy fleet with ESG - friendly upgrades. • Additional legacy fleet could be reactivated 2H 2022. • New replacement fleet ordered for 1H 2023 • 48% of consolidated YTD 2022 revenues PRESSURE PUMPING 6 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 2007 2010 2013 2016 2019 2022 YTD Average Well Lateral Lengths Permian and Mid - Continent Increasingly long horizontal well laterals require more pressure pumping capacity Source: Enverus TM

• ThruTubing Solutions provides services and tools used in unconventional completion operations • Specialization in efficiently executing key services required in multi - stage completions in unconventional wells • Proprietary tools and technology • Strong market share • 26% of consolidated YTD 2022 revenue DOWNHOLE TOOLS 7 Thru Tubing Solutions provides many services and tools that are increasingly important for long - lateral multi - stage completions such as the one depicted below.

• 17 units of 2 3/8” or greater in diameter for completion applications. Meaningful market share in this category • 12 smaller units for workover • 10% of consolidated 2022 YTD revenue COILED TUBING 8

• Nitrogen – 3% of YTD revenue. Used in a variety of oilfield applications • Rental Tools – 4% of YTD revenues • Well Control – 2% of YTD revenue. Worldwide provider of blowout and other well control services • Snubbing / Hydraulic Workover – 2% of YTD revenue. Legacy workover applications as well as increasing use in long - lateral multi - stage completions OTHER SERVICE LINES 9

Non-GAAP EBITDA Reconciliation

RPC An Oil & Gas Services Company

RPC has used the non-GAAP financial measure of earnings before interest, taxes, depreciation and amortization (EBITDA) in this discussion. EBITDA should not be considered in isolation or as a substitute for net income (loss) or other performance measures prepared in accordance with GAAP.

RPC uses EBITDA as a measure of operating performance because it allows us to compare performance consistently over various periods without regard to changes in our capital structure or non-recurring items. We are also required to use EBITDA to report compliance with financial covenants under our revolving credit facility.

A non-GAAP financial measure is a numerical measure of financial performance, financial position, or cash flows that either 1) excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of operations, balance sheet or statement of cash flows, or 2) includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. Set forth below is a reconciliation of net income (loss) to EBITDA, the most comparable GAAP measure. This reconciliation also appears on RPC's investor website, which can be found on the Internet at rpc.net.

The Reconciliation of Net Income (Loss) to EBITDA is shown below:

	Three Months Ended			Six Months Ended	
Periods ended, (Unaudited)	**June 30, 2022**	March 31, 2022	June 30, 2021	**June 30, 2022**	June 30, 2021
(In thousands)					
Reconciliation of Net Income (Loss) to EBITDA					
Net Income (Loss)	$ **46,939**	$ 15,079	$ (726)	$ **62,018**	$ (10,388)
Add:					
Income tax provision (benefit)	**13,461**	8,297	33	**21,758**	(681)
Interest expense	**222**	178	103	**400**	483
Depreciation and amortization	**20,094**	19,466	17,896	**39,560**	35,669
Less:					
Interest income	**128**	15	14	**143**	32
EBITDA	$ **80,588**	$ 43,005	$ 17,292	$ **123,593**	$ 25,051

10

Operational Headquarters : The Woodlands, Texas Corporate Headquarters: 2801 Buford Highway NE Suite 300 Atlanta, GA 30329 (404) 321 - 2140 IRDept@RPC.net RPC.net CONTACT US 11